FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                  CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):   January 19, 1994
                                                         ------------------


                         TELEPHONE AND DATA SYSTEMS, INC.
                        ---------------------------------
              (Exact name of registrant as specified in its charter)


           Iowa                       1-8251                    36-2669023
          ------                     --------                  ------------
        (State or other             (Commission                (IRS Employer
      jurisdiction of              File Number)               Identification
        incorporation)                                               No.)



       30 North LaSalle Street, Chicago, Illinois                       60602
       ------------------------------------------                       -----
          (Address of principal executive offices)                   (Zip Code)

    Registrant's telephone number,
          including area code:    (312) 630-1900


                                  Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)

    Item 5. Other Events
            -------------

          Telephone and Data Systems, Inc. ("TDS"), together with its majority-owned subsidiaries, TDS Telecommunications Corporation, United States Cellular Corporation (AMEX symbol "USM") and American Paging, Inc., are referred to in this report as the "Company."

          From January 1 through September 30, 1993, the Company acquired controlling interests in two telephone companies, one paging company and 19 cellular markets and several minority cellular interests representing a total of approximately 3.3 million population equivalents. The total consideration paid for these acquisitions was approximately $304.1 million, consisting of 5.9 million TDS Common Shares, 30,000 TDS Preferred Shares, 157,000 USM Common Shares, 29,000 shares of subsidiary preferred stock (which are exchangeable into approximately 73,000 TDS Common Shares), the obligation to deliver 140,000 USM Common Shares in the future, and $55.0 million in cash. The financial statements of the following companies acquired prior to September 30, 1993, were filed in the Company's report on Form 8-K dated November 20, 1992: Arizona Telephone Company, Camden Telephone Company, Inc., Randolph Cellular Corporation, Cellular of Indiana, Inc., Northern Illinois Cellular Communications, Inc., RSA II Partnership (d/b/a NC Cellular), and Illinois Four Limited Partnership. The financial statements of the following companies acquired prior to September 30, 1993, were filed in the Company's report on Form 8-K dated February 15, 1993: Oklahoma Cellular, Inc., G.M.D. Partnership and G.M.D. Partnership II. The financial statements for JHP Partnership, which was acquired prior to September 30, 1993, were filed in the Company's report on Form 8-K dated July 28, 1993.

          As of September 30, 1993, the Company had pending agreements to acquire two telephone companies and controlling interests in ten cellular markets and a minority interest in one market representing a total of approximately 1.3 million population equivalents. From October 1 through December 31, 1993, the Company entered into additional agreements to acquire two telephone companies, a controlling interest in one cellular market and one minority cellular interest representing approximately 70,000 population equivalents. The total consideration to be paid for the acquisitions described in this paragraph, valued at the time such agreements were entered into, is approximately $194.7 million. If these acquisitions are completed as planned, the Company and/or USM will issue approximately 4.2 million TDS Common Shares, 50,000 USM Common Shares and will pay approximately $4.6 million in cash. The financial statements for California Two Cellular Corporation, Winsted Telephone Company and Tsaconas Cellular, Inc., which are included above, were filed in the Company's report on Form 8-K dated July 28, 1993. The financial statements for Mo-Tel Cellular, Inc., Canton Cellular Corporation and The Vanlue Telephone Company, which are included above, were filed in the
    Company's report on Form 8-K dated October 18, 1993. The financial statements for Arvig Telcom, Inc. and Vernon Telephone Co., Inc. for which the Company has agreements to acquire are filed under Item 7 of this report.

          Pursuant  to  Rule  3-05  and Rule  11-01  of  Regulation  S-X,  the
    completed and pending acquisitions of businesses described in the foregoing paragraphs are not individually significant. The following pro forma financial information is included pursuant to Article 11 of Regulation S-X:

    Item                                                               Page
    ----                                                               ----

    Telephone and Data Systems, Inc. Unaudited Condensed Pro Forma Consolidated Financial Statements:

          Unaudited Condensed Pro Forma Consolidated Balance Sheet
                as of September 30, 1993                                 4-5

          Unaudited Condensed Pro Forma Consolidated Statement of Income
                for the Nine Months Ended September 30, 1993               6

          Unaudited Condensed Pro Forma Consolidated Statement of Income
                for the Year Ended December 31, 1992                       7

          Notes to Unaudited Condensed Pro Forma Consolidated
                 Financial Statements                                    8-9

                           TELEPHONE AND DATA SYSTEMS, INC. AND SUBSIDIARIES
                            Condensed Pro Forma Consolidated Balance Sheet
                                          September 30, 1993
                                               Unaudited
                                               ---------
                                              (In Thousands)

                                                ASSETS


                                                          Combined     Pro Forma
                                                         Completed    Adjustments  Pro Forma
                                              TDS        and Pending   Increase       TDS
                                        Consolidated(a)  Acquisitions  (Decrease)  Consolidated
                                         ---------------------------  --------------------------

    CURRENT ASSETS                        $  186,743     $   16,288   $     (129)(1) $202,902
                                          -----------    ----------   ----------    ---------

    INVESTMENTS
     Cellular limited partnership interests   97,028            361       (1,458)(1)   95,931
     Cellular license acquisition costs, net 109,983          1,387       60,619 (1)  171,989
     Marketable equity securities             19,994             50           --       20,044
     Other                                   117,060          3,549           --      120,609
                                          -----------    ----------   ----------    ---------
                                             344,065          5,347       59,161      408,573
                                          -----------    ----------   ----------    ---------


    PROPERTY, PLANT AND EQUIPMENT
     Telephone plant and franchise
        costs, net                           616,961         33,846       41,616(1)   692,423
     Cellular telephone plant and
        license costs, net                   923,245          8,989       75,429(1) 1,007,663
     Radio paging, net                        53,602             --           --       53,602
     Other, net                               32,832             --           --       32,832
                                          -----------    ----------   ----------    ---------
                                           1,626,640         42,835      117,045    1,786,520
                                          -----------    ----------   ----------    ---------

    OTHER ASSETS AND
     DEFERRED CHARGES                         10,324          3,660           --       13,984
                                          -----------    ----------   ----------    ---------

                                          $2,167,772     $   68,130   $  176,077  $ 2,411,979
                                          ===========    ==========   ==========  ===========

           The accompanying notes to condensed pro forma consolidated financial statements are an integral part of this statement.

                           TELEPHONE AND DATA SYSTEMS, INC. AND SUBSIDIARIES
                            Condensed Pro Forma Consolidated Balance Sheet
                                          September 30, 1993
                                               Unaudited
                                              ----------
                                              (In Thousands)

                                 STOCKHOLDERS' EQUITY AND LIABILITIES

                                                         Combined     Pro Forma
                                                         Completed    Adjustments  Pro Forma
                                              TDS       and Pending    Increase       TDS
                                        Consolidated(a) Acquisitions  (Decrease)  Consolidated
                                         ------------- ---------------------------------------

    CURRENT LIABILITIES                   $  169,418     $   12,999   $    3,940 (1)$ 186,357
                                          -----------    ----------   ----------    ---------

    DEFERRED LIABILITIES AND CREDITS          94,190          4,383           --       98,573
                                          -----------    ----------   ----------    ---------

    LONG-TERM DEBT, excluding current
     portion                                 522,009         32,250           --      554,259
                                          -----------    ----------   ----------    ---------

    REDEEMABLE PREFERRED STOCK,
     excluding current portion                27,674             --           --       27,674
                                          -----------    ----------   ----------    ---------

    MINORITY INTEREST in subsidiaries        153,334             --        1,511 (1)  154,845
                                          -----------    ----------   ----------    ---------

    NONREDEEMABLE PREFERRED STOCK             15,796             --           --       15,796
                                          -----------    ----------   ----------    ---------

    COMMON STOCKHOLDERS' EQUITY
     Common Shares, par value $1 per share    42,265            537        3,710 (1)   46,512
     Series A Common Shares,
        par value $1 per share                 6,877             --           --        6,877
     Capital in excess of par value        1,047,677          4,461      180,416 (1)1,232,554
     Retained earnings                        88,532         13,500      (13,500) (1)  88,532
                                          -----------    ----------   ----------    ---------
                                           1,185,351         18,498      170,626    1,374,475
                                          -----------    ----------   ----------    ---------

                                          $2,167,772     $   68,130   $  176,077  $ 2,411,979
                                          ===========    ==========   ==========  ===========

           The accompanying notes to condensed pro forma consolidated financial statements are an integral part of this statement.

                           TELEPHONE AND DATA SYSTEMS, INC. AND SUBSIDIARIES
                         Condensed Pro Forma Consolidated Statement of Income
                             For the Nine Months Ended September 30, 1993
                                               Unaudited
                                              -----------
                                     (In Thousands, except per share amounts)
                                                         Combined        Pro Forma
                                                         Completed     Adjustments   Pro Forma
                                              TDS       and Pending     Increase       TDS
                                          Consolidated Acquisitions(b)  (Decrease)  Consolidated
                                        ----------------------------- ------------------------

    OPERATING REVENUES
     Telephone                            $  199,843    $    31,886   $      --     $ 231,729
     Cellular telephone                      175,208         12,160          --       187,368
     Radio paging                             55,082            485          --        55,567
                                          -----------   ----------    ----------    ---------
       Total operating revenues              430,133         44,531          --       474,664
                                          -----------   ----------    ----------    ---------

    OPERATING EXPENSES
     Telephone                               138,200         26,730         858 (3)   165,788
     Cellular telephone                      177,800         14,431       3,280 (3)   195,511
     Radio paging                             56,747            331         214 (3)    57,292
                                          -----------   ----------    ----------    ---------
       Total operating expenses              372,747         41,492       4,352       418,591
                                          -----------   ----------    ----------    ---------

    OPERATING INCOME                          57,386          3,039      (4,352)       56,073
                                          -----------   ----------    ----------    ---------

    INVESTMENT AND OTHER
     INCOME (EXPENSE)
     Interest and dividend income              5,837            120        (337) (5)    5,620
     Minority share of income                 (1,111)            --        (495) (2)     (514)
                                                                          1,092  (6)
     Cellular investment income, net of
       license cost amortization              10,595             --        (203) (3)   10,649
                                                                            257  (4)
     Gain on sale of cellular
       properties and investments              4,970             --          --         4,970
     Other, net                                  (45)         4,680          --         4,635
                                          -----------   ----------    ----------    ---------
                                              20,246          4,800         314        25,360
                                          -----------   ----------    ----------    ---------

    INCOME BEFORE INTEREST
     AND INCOME TAXES                         77,632          7,839      (4,038)       81,433
     Interest expense                         27,881          2,633        (337) (5)   31,025
                                                                            848  (7)
                                          -----------   ----------    ----------    ---------

    INCOME BEFORE INCOME TAXES                49,751          5,206      (4,549)       50,408
     Income tax expense                       21,890          1,882      (3,949) (8)   19,823
                                          -----------   ----------    ----------    ---------

    NET INCOME                                27,861          3,324        (600)       30,585
     Preferred Dividend Requirement           (1,789)            --          --        (1,789)
                                          -----------   ----------    ----------    ---------

    NET INCOME AVAILABLE TO COMMON        $   26,072    $     3,324   $    (600)    $  28,796
                                          ===========   ===========   ==========    =========
    WEIGHTED AVERAGE
     COMMON SHARES (000s)                     46,339                      5,997        52,336
                                          ===========                 ==========    =========

    EARNINGS PER COMMON SHARE             $      .56                                $     .55
                                          ===========                               =========

           The accompanying notes to condensed pro forma consolidated financial statements are an integral part of this statement.

                           TELEPHONE AND DATA SYSTEMS, INC. AND SUBSIDIARIES
                         Condensed Pro Forma Consolidated Statement of Income
                                 For the Year Ended December 31, 1992

                                               Unaudited
                                              ----------
                                     (In Thousands, except per share amounts)
                                                          Combined     Pro Forma
                                                          Completed    Adjustments  Pro Forma
                                              TDS       and Pending    Increase       TDS
                                        Consolidated (d) Acquisitions  (Decrease)  Consolidated
                                         -----------------------------------------------------
    OPERATING REVENUES
     Telephone                            $  249,928     $  35,810    $      --   $  285,738
     Cellular telephone                      177,946        10,112           --      188,058
     Radio paging                             53,928         1,631           --       55,559
                                          -----------    ----------   ----------   ---------
       Total operating revenues              481,802        47,553           --      529,355
                                          -----------    ----------   ----------   ---------

    OPERATING EXPENSES
     Telephone                               173,135        32,748          809 (3)  206,692
     Cellular telephone                      197,366        14,454        4,326 (3)  216,146
     Radio paging                             59,376           991          428 (3)   60,795
                                          -----------    ----------   ----------   ---------
       Total operating expenses              429,877        48,193        5,563      483,633
                                          -----------    ----------   ----------   ---------
    OPERATING INCOME                          51,925          (640)      (5,563)      45,722
                                          -----------    ----------   ----------   ---------

    INVESTMENT AND OTHER
     INCOME (EXPENSE)
     Interest and dividend income              7,337            30          (22) (5)   7,345
     Minority share of income                 (2,688)           --         (266) (2)  (1,307)
                                                                          1,647  (6)
     Cellular investment income, net of
       license cost amortization               9,632            --         (379) (3)   9,160
                                                                            (93) (4)
     Gain on sale of cellular properties and
       other investments                      31,396            --           --       31,396
     Other, net                                2,597           494           --        3,091
                                          -----------    ----------   ----------   ---------
                                              48,274           524          887       49,685
                                          -----------    ----------   ----------   ---------
    INCOME BEFORE INTEREST
     AND INCOME TAXES                        100,199          (116)      (4,676)      95,407
     Interest expense                         37,202         2,732          (22) (5)  40,825
                                                                            913  (7)
                                          -----------    ----------   ----------   ---------

    INCOME BEFORE INCOME TAXES                62,997        (2,848)      (5,567)      54,582
     Income tax expense                       28,717           783       (4,476) (8)  25,024
                                          -----------    ----------   ----------   ---------

    NET INCOME (c)                            34,280        (3,631)      (1,091)      29,558
     Preferred Dividend Requirement           (2,462)           --           --       (2,462)
                                          -----------    ----------   ----------   ---------
    NET INCOME AVAILABLE
     TO COMMON (c)                        $   31,818     $  (3,631)   $  (1,091)  $   27,096
                                          ==========     ===========  =========   ==========
    WEIGHTED AVERAGE COMMON
     SHARES (000s)                            42,347                      6,906       49,253
                                          ==========                  =========   ==========
    EARNINGS PER COMMON
     SHARE (c)                            $      .75                              $      .55
                                          ==========                              ==========

           The accompanying notes to condensed pro forma consolidated financial statements are an integral part of this statement.

                         TELEPHONE AND DATA SYSTEMS, INC.
          NOTES TO CONDENSED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


          (a) Includes the balance sheets of the entities discussed in the second paragraph of Item 5 of this report.

          (b) Includes the income statements of the entities discussed in the second paragraph of Item 5 of this report prior to the date of acquisition by the Company, as well as each of the income statements of the entities for which acquisition by the Company was completed subsequent to September 30, 1993, or is pending as of the date of this Form 8-K.

          (c) Net income, net income available to common and earnings per share are presented prior to extraordinary items and the cumulative effect of accounting changes.

          (d) Reflects the Pro Forma Consolidated Statement of Income, including completed audited acquisitions, as shown in the Company's report on Form 8-K dated July 28, 1993.

          (e) The pro forma adjustments are described in the following paragraphs:

           1) Reflects TDS's acquisition of the telephone and cellular telephone interests described in the third paragraph of Item 5 of this report. Also reflects the elimination of the equity of these interests in purchase transactions and the allocation of the purchase price in excess of book value (in thousands).

          Purchase price (aggregate)                           $   194,701

          Less: TDS's proportionate share of acquired
                       companies' equity at September 30, 1993     (17,037)
                                                               -----------
          Purchase price to be allocated                       $   177,664
                                                               ===========

          Purchase price in excess of book value--
                Cellular operations--consolidated              $    75,429

                Cellular operations--equity method                  60,619

                Telephone operations                                41,616
                                                               -----------
                                                               $   177,664
                                                               ===========

          The pro forma allocations of the purchase prices to the acquired entities' assets as set forth above are based upon preliminary estimates of the values of those assets.

          2) Reflects the minority shareholders' portion of acquired companies' net income.
          3) Reflects the amortization of assumed costs in excess of book value. Excess cost amounts are primarily assumed to be amortized over 40 years.

          4) Reflects the elimination of the equity-method losses of acquired entities which are consolidated in the Pro Forma Consolidated Statements of Income.

                         TELEPHONE AND DATA SYSTEMS, INC.
          NOTES TO CONDENSED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)



          5) Reflects the elimination of intercompany interest income and interest expense between the Company and an acquired entity. The acquired entity was previously accounted for by the equity method of accounting (see Note 4).

          6) Reflects the minority shareholders' portion of USM's net income due to the addition of the cellular entities and the related pro forma adjustments in (2)-(4) above.
          7) Reflects the estimated interest expense incurred as a result of increases in Notes Payable in connection with the acquisitions included in the Condensed Pro Forma Consolidated Statements of Income.

          8) Reflects the estimated income tax effects of the pro forma adjustments in (2)-(4) and (7) above.

    Item 7.     Financial Statements, Pro Forma Financial Information and
                --------------------------------------------------------
                 Exhibits
                 --------

          (c) The following exhibits are filed as a part of this report and incorporated herein by reference:

    Exhibit
     No.        Description
    ----- ----------------------

    23    Consents of Independent Accountants


    99.1 Audited financial statements of Arvig Telcom, Inc. and Subsidiaries pursuant to Rule 3-05 of Regulation S-X.

                Independent Auditors' Reports including Independent Auditors Reports on the Financial Statements of three subsidiaries not audited by Arvig Telcom, Inc.'s auditors

                Financial Statements:

                      Statements of  Income for the Years  Ended December  31,
                           1992, 1991 and 1990

                      Statements of  Cash Flows for the  Years Ended  December
                           31, 1992 and 1991 and 1990

                      Balance Sheets as of December 31, 1992 and 1991

                      Statements of Stockholders' Equity for the Years Ended December 31, 1992, 1991 and 1990

                      Notes to Financial Statements


    99.2 Unaudited interim financial statements of Arvig Telcom, Inc. and Subsidiaries pursuant to Rule 3-05 of Regulation S-X

                Financial Statements:
                      Statements of Income for the Nine Months Ended September 30, 1993 and 1992

                      Statements of Cash Flows for the Nine Months Ended September 30, 1993 and 1992

                      Balance Sheets as of September 30, 1993 and December 31, 1992

                      Notes to Unaudited Financial Statements

    Exhibit
    No.         Description
    ------      -------------------

    99.3 Audited financial statements of Vernon Telephone Company, Inc. pursuant to Rule 3-05 of Regulation S-X

                Independent Auditors' Report

                Financial Statements:

                      Statement of Income for  the Years  Ended June 30,  1993
                           and 1992

                      Statement of  Cash Flows  for the  Years Ended  June 30,
                           1993 and 1992

                      Balance Sheets as of June 30, 1993 and 1992

                      Statement of Retained Earnings for the Years Ended June 30, 1993 and 1992

                      Notes to Financial Statements


    99.4 Unaudited interim financial statements of Vernon Telephone Company, Inc. pursuant to Rule 3-05 of Regulation S-X

                Financial Statements:

                      Statements of Operations for the Three Months Ended September 30, 1993 and 1992

                      Statements of Cash Flows for the Three Months Ended September 30, 1993 and 1992

                      Balance  Sheets as  of September 30,  1993 and  June 30,
                      1993

                      Notes to Unaudited Financial Statements

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




    Telephone and Data Systems, Inc.
    (Registrant)

    Date: January 19, 1994
          ----------------


    By:   /s/ GREGORY J. WILKINSON
          ------------------------
    Gregory J. Wilkinson
    Vice President and Controller
    (principal accounting officer)

                                INDEX TO EXHIBITS


    Exhibit
    No.         Description                                              Page
    ----- -----------------------                                        ----

    23    Consents of Independent Public Accountants
    99.1  Audited financial statements of Arvig Telcom, Inc. and Subsidiaries
    99.2 Unaudited interim financial statements of Arvig Telcom, Inc. and Subsidiaries
    99.3  Audited financial statements of Vernon Telephone Company, Inc.
    99.4  Unaudited interim financial statements of Vernon Teleophone Company,
            Inc.